Second Quarter 2017 Earnings August 2, 2017

2 Earnings Call Presentation – 2Q 2017 Preliminary Matters Caution Regarding Forward-Looking Statements This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (SEC). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. Non-GAAP Financial Measures: This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. All data in this presentation is as of and for the periods ending June 30, 2017 unless otherwise stated.

3 Earnings Call Presentation – 2Q 2017 Create Long-term Shareholder Value Sustainable competitive advantages and build core capabilities Growing returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital mgmt Deliver low double digit ROE¹ over time 1 Return on Equity Consumer-related businesses with niche opportunities that: • Target underserved markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, other) Strategic focus:

# Progress on our Strategic Update


Work / Effort
Phase 1
Phase 2
Phase 3
Rebuild
Leverage,
Build &
Incubate
Grow

## Phase 1—Key Elements:

**Specific**

- Assemble top quality leadership team ✓
- Resolve DMF/UCP issue ✓
- Refocus & strengthen Non-standard Auto competency ✓
- Restore Alliance United profitability ✓
- Redesign P&C claim service delivery model ✓
- Complete IT re-platforming in P&C and Life ✓
- Reset expense base & ongoing expense management ✓

✓ On track – Initial results can start to be seen in 2017 run-rate
✓ Bumpy start – anticipate achieving year-end 2018 run-rate target

**Majority of Phase 1 initiatives are complete or ahead of schedule**

KEMPER Earnings Call Presentation – 2Q 2017 4

5 Earnings Call Presentation – 2Q 2017 Clear Path to Earnings Improvement Targets Normalized Operating Earnings1 9.0 On pace to nearly double normalized earnings run-rate by year-end 2018 $100 $100 $155 $193 $55 $- Average Annualized Claims Initiatives Expense Savings Pro Forma 2019 $33 - $42 $188 - $197 (M M ) • Reduce claims cycle times • Leverage Guidewire Claims capabilities • Improve workflows/customer service • Dedicate staff with specialized skills, modernize claims handling practices • Enhance span of control • Optimize use of direct repair shops, independent adjusters and internal claims handlers Claims • Expand use of shared services and outsourcing • Increase automation and consolidated activities • Improve vendor management • Enhance span of control Expenses ¹Non-GAAP financial measure; Please see appendix for more information

6 Earnings Call Presentation – 2Q 2017 Building Core Capabilities to Drive Enhanced Returns Life & Health • Mike Plazony – President, Kemper Home Service Companies • Charles Steele – President, Reserve National • Steve Froning – Life and Health Division CFO Property & Casualty • Kim Leggette – Senior Vice President and Chief Claims Officer • Tom Kohler – Vice President, Claims • Jeff Schultz – Vice President, Claims Corporate • Andy Lau – Senior Vice President and Chief Data & Analytics Officer • Michael Marinaccio – Vice President, Corporate Development • Troy McGill – Vice President, Tax • Continued to build core leadership competencies Set foundation for future efficiencies • L&H – Converted to new policy administration system • P&C – Rolled out Kemper Prime (new preferred lines insurance product) on Guidewire policy administration system in 4 states

7 Earnings Call Presentation – 2Q 2017 Second Quarter 2017 Highlights – Strong Results ¹Non-GAAP financial measure; Please see reconciliation in the appendix (Dollars in millions, except per June 30, June 30, Variance June 30, June 30, Variance share amounts) 2017 2016 2017 2016 Net Income Per Share - Diluted 0.71$ 0.08$ 0.63$ 0.70$ 0.04$ 0.66$ Net Operating Income Per Share - Diluted¹ 0.41$ 0.09$ 0.32$ 0.34$ 0.08$ 0.26$ Earned Premiums 582.5$ 553.7$ 28.8$ 1,145.9$ 1,099.7$ 46.2$ Net Investment Income 77.1$ 73.7$ 3.4$ 158.7$ 140.7$ 18.0$ Net Realized Gains (Losses) 23.8$ (0.8)$ 24.6$ 29.3$ (3.3)$ 32.6$ Total Revenues 684.4$ 627.2$ 57.2$ 1,335.8$ 1,238.5$ 97.3$ Book Value Per Share 39.64$ 41.17$ (1.53)$ 39.64$ 41.17$ (1.53)$ Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities¹ 35.13$ 34.78$ 0.35$ 35.13$ 34.78$ 0.35$ Six Months EndedThree Months Ended Key metrics improved in 2Q and year-to-date — Earned Premium, Operating EPS and BVPS (excluding unrealized gains on Fixed Maturities)

8 Earnings Call Presentation – 2Q 2017 Dollars per Unrestricted Share - Diluted June 30, Mar. 31, Dec. 31, Sept. 30, June 30, Variance 2017 2017 2016 2016 2016 QoQ Income (Loss) from Continuing Operations 0.71$ (0.01)$ 0.56$ (0.36)$ 0.08$ 0.63 Net Realized Gains and Impairments 0.30 0.07 - 0.04 (0.01) 0.31 Net Operating Income (Loss)¹ 0.41 (0.08) 0.56 (0.40) 0.09 0.32 Sources of Volatility: Catastrophes (0.44) (0.83) (0.16) (0.16) (0.64) 0.20 Prior Year Reserve Development (0.10) (0.14) (0.04) 0.02 0.24 (0.34) Alternative Investment Income 0.12 0.19 0.14 0.12 0.08 0.04 Voluntary Outreach Efforts - - - (0.98) - - Total from Sources of Volatility (0.42)$ (0.78)$ (0.06)$ (1.00)$ (0.32)$ (0.10)$ Underlying Operating Performance¹ 0.83$ 0.70$ 0.62$ 0.60$ 0.41$ 0.42$ Three Months Ended Improving Underlying Operating Performance ¹Non-GAAP financial measure; Please see appendix for more information Delivered four consecutive quarters of improved underlying performance

9 Earnings Call Presentation – 2Q 2017 101.8 120.1 107.4 117.7 106.8 100.9 98.6 95.1 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Improved Alliance United Trends Dramatically $20 $23 $24 $21 $18 $15 $16 $19 $80 $88 $96 $105 $112 $117 $120 $129 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 New Business Renewal (M M ) $148 $132 $100 $136 (% ) Grew Earned Premiums Improved AU Underlying CR1 $1.9 $(15.7) $(8.4) $(12.0) $(2.6) $2.0 $6.6 $8.9 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 (M M ) Increased AU Net Income • Acquired AU April 30, 2015; Increased frequency seen through industry, specifically in California • Implemented series of rate increases • Tightened underwriting and agency management — Proactively limited new business writings — Refined pricing segmentation • Improved claims effectiveness and efficiency — Increased claims staffing levels — Implemented and leveraged Guidewire Claims Alliance United Overview ¹Non-GAAP financial measure; see reconciliation in the appendix $130 $111 $120 $126 Successful turnaround ahead of schedule – accretive acquisition

10 Earnings Call Presentation – 2Q 2017 $16 $21 $23 $22 $21 2Q16 3Q16¹ 4Q16 1Q17 2Q17 Net Operating Income Stable and Predictable Life & Health Earnings $151 $152 $152 $153 $153 $50 $55 $54 $53 $55 2Q16 3Q16 4Q16 1Q17 2Q17 Revenues Earned Premiums Net Investment Income (M M ) (M M ) • Comparing 2Q16 to 2Q17, earned premiums increased $2 million driven by higher A&H earned premiums; Life earned premiums were flat at $95 million • Net investment income increased $5 million over 2Q16, primarily from improved performance of alternative investments and higher levels of investments • Comparing 2Q16 to 2Q17, net income increased to $21 million primarily from higher net investment income • Results remain stable and continue to provide strong predictable cash flows • Continue to focus on increasing distribution capabilities Revenues Net Operating Income ¹Excludes $50.6 million after-tax charge from implementing voluntary use of death verification databases $208 $206 $207 $201 $206

11 Earnings Call Presentation – 2Q 2017 Growing and Improving Nonstandard Personal Auto • 2Q17 underlying combined ratio improved 5.5 percentage points, primarily from higher average earned premiums • Net written premiums increased 20 percent over 2Q16 from increased new polices written and higher premium rates • Appropriately balancing continued profit improvement actions and growth 99.1 96.1 97.8 96.8 93.6 117.7 106.8 100.9 98.6 95.1 2Q16 3Q16 4Q16 1Q17 2Q17 Underlying Combined Ratio¹ Legacy Alliance United Total • Underlying combined ratio improved 22.6 points, driven by rate, claims and underwriting actions taken in 2016 • Average earned premiums continue to rise — increased 16 percent over 2Q16; • Net written premiums increased 21 percent over 2Q16, primarily from higher premium rates $79 $77 $79 $80 $85 $126 $130 $132 $136 $149 2Q16 3Q16 4Q16 1Q17 2Q17 Earned Premiums by Line Legacy Alliance United (% ) (M M ) $234 $211 $207 $205 $216 Legacy Nonstandard Personal Auto Alliance United ¹Non-GAAP financial measure; Please see reconciliation in the appendix Strong nonstandard auto franchise positioned for profitable growth

12 Earnings Call Presentation – 2Q 2017 Preferred Auto Challenged—Taking Actions • 2Q17 underlying combined ratio increased 1.1 percentage points • Preferred auto remains challenged by adverse loss cost trends and claims • Team continues to be focused on claims, rate and underwriting actions 102.0 100.3 111.5 104.6 103.1 77.3 85.4 80.0 82.6 79.6 2Q16 3Q16 4Q16 1Q17 2Q17 Underlying Combined Ratio¹ Auto Home Total Preferred Lines • Net written premiums decreased $2 million, in line with expectations • Incurred $27 million of cat losses in the quarter from 16 events; 2Q17 catastrophe losses were $13 million less than 2Q16 • Catastrophe loss expectations remain in line with long-term pricing expectations $105 $107 $107 $104 $105 $68 $69 $68 $66 $67 $11 $11 $11 $11 $11 2Q16 3Q16 4Q16 1Q17 2Q17 Earned Premiums by Line Auto Home Other (% ) (M M ) $183 $186 $187 $184 $181 Preferred Auto Homeowners ¹Non-GAAP financial measure; Please see reconciliation in the appendix Making progress on improving profitability

# Cats Elevated but Remain within Pricing Expectations



Current Year Catastrophe Losses and LAE by Quarter
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
Current Year Catastrophe Losses & LAE
Short-term Average
Long-term Projected Average

## Catastrophe Details

- Catastrophe losses significantly impacted 2Q16 and 2Q17 results
  - — 2Q17 experienced 16 events with the largest storm causing $9 million of losses
  - — 2Q16 experienced 14 events with the largest storm causing $24 million of losses
- Loss expectations remain in-line with long-term pricing expectations and do not anticipate fundamentally changing our pricing or underwriting actions due to these storms
- Exploring reinsurance options to reduce volatility from smaller weather events

**Despite recent losses & volatility, long-term risk-adjusted returns achievable**

KEMPER Earnings Call Presentation – 2Q 2017 13

14 Earnings Call Presentation – 2Q 2017 Consistent Portfolio Returns: High Quality, Moderate Risk 64% 26% 6% 4% 48% 27% 5% 4% 7% 2% 7% Short-term Diversified & Highly Rated Portfolio Portfolio Composition Fixed Maturity Ratings $5.3 Billion $6.6 Billion A or Higher ≤ CCC B / BB BBB Other Alternatives Equity¹ U.S. Gov’t States/ Munis Corporates • Investment portfolio produced an annualized pre-tax equivalent book yield of 5.2 percent in 2Q17, compared to 5.0 percent in 2Q16 • Core portfolio produces consistent net investment income results in line with expectations • Alternative investment portfolio designed to provide enhanced returns over time • More than 75 percent of the total investment portfolio remains comprised of fixed maturity securities, of which 90 percent is rated investment grade by S&P 1 Excludes $202 million of Other Equity Interests of LP/LLC’s $67 $68 $69 $67 $68 $7 $10 $11 $15 $9 2Q16 3Q16 4Q16 1Q17 2Q17 Alternative Investments Portfolio Core Portfolio Strong Performance Despite Low Rates (M M ) $74 $77 $82 $80 $78 Overview

15 Earnings Call Presentation – 2Q 2017 Strong Current Capital Position with Ample Liquidity Debt Shareholder’s Equity Debt Debt-to-Capital Historically <30% 2013 2014 2015 2016 2Q17 22.8% $2.7B 22.6% $2.6B 27.6% $2.7B 27.4% $2.7B 26.5% $2.8B Total Capitalization $448 $144 2Q17 Subordinated Debt Maturing in 2054 Senior Debt Maturing in 2025 Strong Parent Company Liquidity Risk-Based Capital Ratios $157 $330 $341 $299 $188 $404 $404 $400 $385 $384 2013 2014 2015 2016 2Q17 Borrowings available under credit agreement & from subs HoldCo Cash & Investments (M M ) 420 375 415 435 335 330 335 320 2014 2015 2016 2017E Life & Health Legacy P&C (% ) $561 $572 $684 $741 $734 (M M ) $592 Substantial financial flexibility

16 Earnings Call Presentation – 2Q 2017 Achieving Expense Savings Targets Debt 2017 and 2018 Actions Realization of Run-rate Expense Savings Expense¹ Update Annualized 2017 Savings Achieved YTD $300 $275 $275 $- $25 $- 1H16 Annualized Annualized Savings 1H17 Annualized (M M ) • Committed to removing $50-$65MM by year-end 2018 run-rate • Exceeding 2017 run-rate commitment of $20MM by $5MM • Continue to streamline and automate processes, while investing for future • Increase automation & shared services • Improve vendor management • Increase span of control • Reduced interest expense $25MM Actions already taken $15MM - $20MM Savings by YE17 $10MM - $20MM Savings by YE18 $50MM - $65MM Total Savings ¹General Expenses, Interest Expenses and Other Expenses On schedule to deliver run-rate expense commitments

17 Earnings Call Presentation – 2Q 2017 Capital Deployment Priorities 1. Fund profitable organic growth • At appropriate risk-adjusted returns 2. Strategic acquisitions: • Strategically enhance our business • Meet or exceed our ROE targets over time 3. Return capital to shareholders: • Repurchase shares opportunistically • Maintain competitive dividends * If we believe that our stock is trading meaningfully below intrinsic value, we will opportunistically look to repurchase shares if it provides significant EPS accretion for shareholders. Capital management focused on maximizing shareholder value

Appendix

20 Earnings Call Presentation – 2Q 2017 Non-GAAP Financial Measures Underlying Operating Performance is a non-GAAP financial measure that is computed by excluding from the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of 1) net realized gains on sales of investments, 2) net impairment losses recognized in earnings related to investments, 3) current year catastrophe losses and LAE, 4) net investment income from alternative investments, 5) prior-year reserve development (both catastrophe and non-catastrophe), and 6) the initial impact of voluntary outreach efforts regarding life claims recorded in the third quarter of 2016. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share. Kemper believes Underlying Operating Performance provides investors with a valuable measure of its ongoing performance because it reveals underlying operational trends that otherwise might be less apparent if the items were not excluded. Underlying Operating Performance should not be considered a substitute for the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share and does not reflect the overall profitability of our business. Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. June 30, 2017 June 30, 2016 Book Value Per Share 39.64$ 41.17$ Less: Net Unrealized Gains on Fixed Maturities Per Share (4.51) (6.39) Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities 35.13$ 34.78$ For the Period Ended

# Non-GAAP Financial Measures

**Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share** is an after-tax, non-GAAP financial measure computed by excluding from Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of net realized gains on sales of investments and net impairment losses recognized in earnings related to investments. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share.

Kemper believes that Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net realized gains on sales of investments and net impairment losses recognized in earnings related to investments included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| Per Unrestricted Share | 2Q17 | 1Q17 | 4Q16 | 3Q16 | 2Q16 |
| Consolidated Net Operating Income (Loss) - Diluted | $ 0.41 | $ (0.08) | $ 0.56 | $ (0.40) | $ 0.09 |
| Net Income (Loss) From: | | | | | |
| Net Realized Gains on Sales of Investments | 0.33 | 0.13 | 0.11 | 0.15 | 0.07 |
| Net Impairment Losses Recognized in Earnings | (0.03) | (0.06) | (0.11) | (0.11) | (0.08) |
| Income (Loss) from Continuing Operations - Diluted | $ 0.71 | $ (0.01) | $ 0.56 | $ (0.36) | $ 0.08 |

KEMPER Earnings Call Presentation – 2Q 2017 21

# Non-GAAP Financial Measures

**Underlying Combined Ratio** is a non-GAAP financial measure that is computed by excluding the current year catastrophe and LAE ratio and the prior-year reserve development ratio (both non-catastrophe and catastrophes) from the combined ratio. The most directly comparable GAAP financial measure is the combined ratio, which is computed by adding the total incurred loss and LAE ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the insurance expense ratio.

Kemper believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in Kemper's property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on incurred losses and LAE and the combined ratio. Prior-year reserve development is caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the company's insurance products in the current period. Kemper believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing its underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 2Q16 | 3Q16 | 4Q16 | 1Q17 | 2Q17 |
| **Preferred Personal Automobile** | | | | | |
| Underlying Combined Ratio | 102.0% | 100.3% | 111.5% | 104.6% | 103.1% |
| Current Year Catastrophe Loss and LAE Ratio | 4.9% | 1.1% | 0.3% | 4.5% | 3.7% |
| Prior Years Non-Catastrophe Losses and LAE Ratio | (0.7%) | (0.4%) | 3.8% | 10.4% | 6.3% |
| Prior Years Catastrophe Losses and LAE Ratio | (0.1%) | 0.0% | 0.0% | 0.0% | (0.2%) |
| Combined Ratio as Reported | 106.1% | 101.0% | 115.6% | 119.5% | 112.9% |
| **Homeowners** | | | | | |
| Underlying Combined Ratio | 77.3% | 85.4% | 80.0% | 82.6% | 79.6% |
| Current Year Catastrophe Loss and LAE Ratio | 59.2% | 11.4% | 16.7% | 85.2% | 40.1% |
| Prior Years Non-Catastrophe Losses and LAE Ratio | (0.7%) | (0.9%) | 0.9% | 1.1% | 2.3% |
| Prior Years Catastrophe Losses and LAE Ratio | (12.4%) | (5.1%) | (3.7%) | (0.9%) | (2.7%) |
| Combined Ratio as Reported | 123.4% | 90.8% | 93.9% | 168.0% | 119.3% |

KEMPER Earnings Call Presentation – 2Q 2017 22

23 Earnings Call Presentation – 2Q 2017 Non-GAAP Financial Measures Underlying Combined Ratio – Continued 2Q16 3Q16 4Q16 1Q17 2Q17 Legacy Nonstandard Personal Automobile Underlying Combined Ratio 99.1% 96.1% 97.8% 96.8% 93.6% Current Year Catastrophe Loss and LAE Ratio 2.9% 2.2% (0.1%) 1.4% 2.8% Prior Years Non-Catastrophe Losses and LAE Ratio (3.4%) 4.4% (0.5%) 3.7% 0.4% Prior Years Catastrophe Losses and LAE Ratio 0.0% (0.1%) 0.0% (0.1%) 0.0% Combined Ratio as Reported 98.6% 102.6% 97.2% 101.8% 96.8% Underlying Combined Ratio 117.7% 106.8% 100.9% 98.6% 95.1% Current Year Catastrophe Loss and LAE Ratio 0.0% 0.1% 0.0% 0.4% 0.0% Prior Years Non-Catastrophe Losses and LAE Ratio (0.3%) (1.0%) 0.2% (2.8%) (0.9%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 117.4% 105.9% 101.1% 96.2% 94.2% Underlying Combined Ratio 110.5% 102.8% 99.7% 97.9% 94.5% Curr nt Year Catastrophe Loss and LAE Ratio 1.1% 0.9% 0.0% 0.8% 1.0% Prior Years Non-Catastrophe Losses and LAE Ratio (1.5%) 1.0% 0.0% (0.4%) (0.4%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 110.1% 104.7% 99.7% 98.3% 95.1% Alliance United For the Three Months Ended Total Nonstandard Personal Automobile

24 Earnings Call Presentation – 2Q 2017 Non-GAAP Financial Measures Underlying Combined Ratio – Continued 3Q15 4Q15 1Q16 2Q16 Underlying Combined Ratio 101.8% 120.1% 107.4% 117.7% Current Year Catastrophe Loss and LAE Ratio 0.0% 0.0% 0.0% 0.0% Prior Years Non-Catastrophe Losses and LAE Ratio 1.8% 4.1% 5.4% (0.3%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 103.6% 124.2% 112.8% 117.4% 3Q16 4Q16 1Q17 2Q17 U d rlying Combined Ratio 106.8% 100.9% 98.6% 95.1% Current Year Catastrophe Loss and LAE Ratio 0.1% 0.0% 0.4% 0.0% Prior Years Non-Catastrophe Losses and LAE Ratio (1.0%) 0.2% (2.8%) (0.9%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 105.9% 101.1% 96.2% 94.2% For the Three Months Ended Alliance United

25 Earnings Call Presentation – 2Q 2017 Non-GAAP Financial Measures Normalized Earnings is an after-tax, non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Income from Continuing Operations. Normalized Earnings is calculated by 1) excluding the after-tax impact of net realized gains on sales of investments, net impairment losses recognized in earnings related to investments and loss from early extinguishment of debt, 2) normalizing catastrophe losses and LAE by removing the GAAP-reported amounts (including development) and including the Company’s planned load for catastrophe losses and LAE, 3) excluding investment income in 2014 from one company that had sold substantially all of its operations, 4) excluding an adjustment recorded in 2015 to correct deferred premium reserves on certain limited pay life insurance policies and 5) excluding write-offs of long-lived assets in 2015 and 2014. Kemper believes Normalized Earnings provides investors with a valuable measure of its ongoing performance because it reveals underlying operational trends that otherwise might be less apparent if the items were not excluded or normalized.

26 Earnings Call Presentation – 2Q 2017 Non-GAAP Financial Measures ($ in millions) 6/30/2016 2015 2014 2013 2012 2011 Net Income - As Reported 3.8$ 85.7$ 114.5$ 217.7$ 103.4$ 74.5$ Less: Income from Discontinued Operations - 5.5 1.9 3.2 11.6 12.8 Income from Continuing Operations 3.8 80.2 112.6 214.5 91.8 61.7 Less: Net Realized Gains on Sales of Investments 16.2 33.9 25.4 64.4 42.5 21.9 Net Impairment Losses Recognized in Earnings (20.4) (17.7) (9.9) (9.1) (4.5) (7.3) Loss from Early Extinguishment of Debt - (5.9) - - - - Consolidated Net Operating Income 8.0 69.9 97.1 159.2 53.8 47.1 Normalizing Adjustments: Remove: Catastrophe Losses and LAE Including Development, as Reported 100.6 39.3 54.5 23.6 76.8 102.3 Add: Catastrophe Losses and LAE at Planned Load (33.4) (37.1) (44.2) (47.7) (40.4) (39.3) Adjust Catastrophe Losses & LAE to Planned Load 67.2 2.2 10.3 (24.1) 36.4 63.0 Remove: Special Dividend from One Investment - - (14.2) - - - Remove: Deferred Premium Reserve Adjustment - 4.9 - - - - Remove: Write-off of Long-lived Assets - 7.2 35.5 - - - Total Normalizing Adjustments 67.2 14.3 31.6 (24.1) 36.4 63.0 Normalized Consolidated Net Operating Income 75.2$ 84.2$ 128.7$ 135.1$ 90.2$ 110.1$ Six Months Annualized Full Year Normalized Earnings - Continued